UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2020

INTRICON CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00 per share	IIN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Item 8.01.   Other Information.

On March 4, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465) that provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) outbreak (as modified, the “SEC Order”).

IntriCon Corporation (“Company,” “we,” “our” or “us”) is relying on the SEC Order to delay the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) due to circumstances related to the COVID-19 outbreak. In particular, COVID-19 and related precautionary actions we have undertaken have caused limited access to our facilities and remote working arrangements and disrupted our normal interactions among our accounting personnel and other staff involved in the preparation of the Quarterly Report. These restrictions have slowed the completion of our internal reviews, including evaluating the various impacts of COVID-19 on our financial statements, and preparing and completing the Quarterly Report in a timely manner.

We estimate that we will file our Quarterly Report no later than June 25, 2020, which is 45 days from the Quarterly Report’s original filing deadline of May 11, 2020.

The Company is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020, and in its Current Report on from 8-K filed with the SEC on April 8, 2020, with the following risk factor:

The Company’s business, financial condition and results of operations for fiscal year 2020 and beyond could be materially adversely affected by the ongoing COVID-19 (coronavirus) outbreak.

The outbreak of the novel COVID-19 (coronavirus) has evolved into a global pandemic. COVID-19 has spread to many regions of the world, including North America, Asia and Europe. The full extent to which COVID-19 impacts our business, operating results and financial condition will depend on future developments that are highly uncertain, cannot be accurately predicted and may be beyond our control. Uncertain factors relating to COVID-19 include the duration of the outbreak, the severity of the virus, and the actions, or perception of actions that may be taken, to contain or treat its impact, including declarations of states of emergency, business closures, manufacturing restrictions and a prolonged period of travel, commercial and/or other similar restrictions and limitations.

We cannot predict the duration or scope of the pandemic, actions that may be taken by governments and businesses in response to the pandemic, or the impacts of the pandemic on healthcare systems. These impacts and associated responses of the COVID-19 pandemic could materially adversely impact our business, financial condition and results of operations in a number of ways, including but not limited to:

•	Temporary shutdown of our facilities in Minnesota, Singapore and Batam as a result of employee illness or government restrictions, disruptions or restrictions on the ability to ship our products to our customers as well as disruptions that may affect our customers and suppliers;
•	Reduced revenues as a result of disruptions in our operations or in demand by our customers, including our major customers. For example, our revenues in the first quarter of 2020 declined, in part due to delays in orders from our clients as a result of the uncertainty surrounding the COVID-19 pandemic.

•	Our suppliers may not have the materials, capacity, or capability to supply us according to our schedule and specifications. If our suppliers’ operations are impacted, we may need to seek alternate suppliers, which may be more expensive, may not be available or may result in delays in shipments to us and subsequently to our customers;
•	Reduced cash flow from our operations due to reductions in revenues or collections from our customers and increases in operating costs related to actions taken in response to the pandemic. For example, we have experienced higher operating costs associated with newly added health screenings, temperature checks and enhanced cleaning and sanitation protocols to protect our employees, which we expect could continue or could increase in these or other areas;
•	Reduced revenues or earnings may require us to perform impairment assessments of our long-lived assets, goodwill and other assets and result in charges to earnings;
•	Reduced business productivity due to inefficiencies in employees working from home or increasing physical distancing and other pandemic response protocols in our production facilities;
•	Diminished ability, or inability, to complete clinical trials and other activities required to achieve regulatory clearing for our products under development due to lack of access to healthcare facilities, healthcare providers and patients. For example, we have postponed our anticipated “self-fitting software” clinical trial until such time as we can ensure the health and safely of trial participants; this delay could adversely affect our hearing health business;
•	Increased susceptibility to the risk of information technology security breaches and other disruptions due to increased volumes of remote access to our information systems from our employees working at home;
•	National or global economic recessions, including those brought on by the COVID-19 outbreak, which may have a negative effect on the demand for our products and our operating results;
•	Potential delays in the over-the-counter hearing aid regulations required to be promulgated by the U.S. Food and Drug Administration due to COVID-19 priorities, which delay will likely have an adverse impact on our hearing health business over the course of 2020 and beyond;
•	Diminished ability to retain personnel over concerns about workplace exposure to COVID-19, or to hire and effectively train new personnel, due to physical distancing protocols; and
•	Increased volatility in our stock price due to financial market instability.

The duration of the disruptions to our customers and to our supply chain, and related financial impact to us, cannot be estimated at this time. If such disruptions continue for an extended period of time, the impact could have a material adverse effect on our business, results of operations and financial condition.

These and other impacts of the COVID-19 pandemic could have the effect of heightening many of the other risk factors included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. The ultimate impact depends on the severity and duration of the current COVID-19 pandemic and actions taken by governmental authorities and other third parties in response, each of which is uncertain, rapidly changing and difficult to predict. Any of these disruptions could materially adversely impact our business, financial condition and results of operations.

Forward-Looking Statements

Statements made in this Current Report on Form 8-K that are not historical facts or that include forward-looking terminology, including estimates of future results or statements regarding the impact of COVID-19, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be affected by known and unknown risks, uncertainties and other factors that are beyond the Company’s control, including, but not limited to, impacts of the COVID-19 pandemic and measures taken in response, and may cause the Company’s actual results, performance or achievements to differ materially from the results, performance and achievements expressed or implied in the forward-looking statements. These risks, uncertainties and other factors are detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2019 and this Current Report on Form 8-K. The Company disclaims any intent or obligation to publicly update or revise the forward-looking statements, regardless of whether new information becomes available, future developments occur or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRICON CORPORATION

By:	/s/ Scott Longval
Name:	Scott Longval
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: May 8, 2020